Exhibit 99.1

Trump Media & Technology Group Corp. Announces SEC Effectiveness of Amended Form S-1

~ Investors Interested in Exercising Warrants Should Contact Their Broker ~

SARASOTA, Fla., June 18, 2024 – Trump Media & Technology Group Corp. (NASDAQ: DJT) (“TMTG” or the “Company”)—operator of the Truth Social platform, yet another of President Donald J. Trump’s iconic American brands—today announced that on June 18, 2024 the Securities and Exchange Commission (“SEC”) has declared effective the Company’s registration statement on Form S-1, related to the resale by certain selling securityholders of certain shares and warrants issued by and issuable from the Company (“Registration Statement,” File No. 333-278678).

The Registration Statement, while effective, allows the covered selling securityholders to publicly resell the securities covered by the Registration Statement, subject to the satisfaction by selling securityholders of the prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with any such resale. In addition, TMTG’s warrants covered by the Registration Statement have now become eligible for cash exercise.  If all warrants covered by the Registration Statement are exercised for cash, TMTG may receive up to an aggregate of approximately $247 million in proceeds.  Additionally, $40 million of restricted cash on the Company’s balance sheet will become unrestricted as a result of the Registration Statement becoming effective. These funds would supplement the more than $200 million in unrestricted cash the Company now retains.

Investors interested in exercising their warrants should contact their registered broker.

“Today marks another milestone for Truth Social,” said TMTG CEO Devin Nunes. “With our S-1 declared effective, we’re expecting to be well positioned to energetically pursue TV streaming, other enhancements to the platform, and potential mergers and acquisitions. With approximately 620,000 retail shareholders supporting our vision, the company looks forward to expanding quickly and robustly.”

As part of the Registration Statement, all registered securities are either held by or underlie securities held by existing security holders of TMTG. TMTG will not receive any proceeds from the sale or resale of securities by the selling security holders pursuant to this Registration Statement, except in connection with any possible future exercise for cash of any outstanding warrants.

The listing of an individual as a “selling securityholder” in the Registration Statement does not mean such individual or entity will sell their shares or is planning to sell their shares. Notwithstanding registration of securities on the Registration Statement, TMTG’s directors and officers, its affiliate President Donald J. Trump ,and certain other securityholders will remain subject to a lockup period or otherwise restricted from selling any shares at this time.

The offering of the securities covered by the registration statement may only be made by means of a prospectus. The registration statement and prospectus may be accessed through the U.S. Securities and Exchange Commission's website at www.sec.gov. A copy of the prospectus related to the offering may be obtained from Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at (800) 353-0103.

This press release shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About TMTG

The mission of Trump Media & Technology Group (TMTG) is to end Big Tech's assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations.

Investor Relations Contact:
Shannon Devine (MZ Group | Partner - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact:
press@tmtgcorp.com

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG. We have based these forward-looking statements on our current expectations and projections about future events, including the future plans and potential success of the streaming services under the CDN. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

You should not place undue reliance on forward-looking statements. Although we may elect to update forward-looking statements in the future, we disclaim any obligation to do so, even if our assumptions and projections change, except where applicable law may otherwise require us to do so. Forward-looking statements are not guarantees of performance. Readers should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements herein. Important factors that may affect these projections or expectations include, but are not limited to: statements about the ability of TMTG to realize the benefits from the business combination; the ability of TMTG to maintain the listing of TMTG common stock on Nasdaq; ability to realize the benefit of the streaming services, its cost effectiveness, performance, stability, and future financial performance following the business combination; the impact of the outcome of any known or unknown litigation or other legal proceedings; the ability of TMTG to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; expectations regarding future expenditures of TMTG; the future revenue and effect on gross margins of TMTG; the attraction and retention of qualified directors, officers, employees, and key personnel of TMTG; the ability of TMTG to compete effectively in a competitive industry; the impact of the ongoing legal proceedings in which President Donald J. Trump is involved on TMTG’s corporate reputation and brand; expectations concerning the relationships and actions of TMTG and its affiliates with third parties; the short- and long-term effects of the consummation of the business combination on TMTG’s business relationships, operating results, and business generally; the impact of future regulatory, judicial, and legislative changes in TMTG’s industry; the ability to locate and acquire complementary products or product candidates and integrate those into TMTG’s business; Truth Social, TMTG’s initial product, and its ability to generate users and advertisers; future arrangements with, or investments in, other entities or associations; competition and competitive pressures from other companies in the industries in which TMTG operates; and changes in domestic and global general economic and macro-economic conditions. For a discussion of these important factors and other risks, please read the information set forth under the caption “Risk Factors” in our registration statement on Form S-1 and other documents filed with the U.S. Securities and Exchange Commission, which describe additional factors that could adversely affect our business, financial condition, or results of operations. The Company’s SEC filings are available publicly on the SEC website at www.sec.gov. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements.